UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 31, 2007

                            INTEGRATED DATA CORP.
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               (Exact name of Registrant as specified in charter)

     Delaware                     0-31729                     23-2498715
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   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)

           1000 N. West Street, Suite 1200, Wilmington, DE  19801
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           (Address of principal executive offices)     (Zip Code)

                                302-295-5057
                                ------------
             (Registrant's telephone number, including area code)



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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  OTHER EVENTS.

As reported in recent Form 10-QSB Quarterly Reports, Integrated Data Corp ("IDC") in partnership with Palm Acquisition Partners LLC, a Florida limited liability company, formed a new subsidiary on October 26, 2007 by the name of IDC Palm Energy, LLC, a Delaware limited liability company. Under the terms of the operating agreement, IDC has a 50.01% interest in IDC Palm Energy with Palm Acquisition Partners holding the other 49.99%. Also under the terms of the operating agreement, IDC made an initial capital loan to IDC Palm Energy of $1,200,000 on October 30, 2007.

On October 31, 2007, IDC Palm Energy purchased an 80-acre oil and gas lease outside of Gladewater, Texas known as the M.T. Cole "B" Lease ("Cole B"). Situated within the heart of the famous East Texas Oil Field discovered in 1930, there are 15 wellbores on site which were all closed prior to 1973 due to decreasing down-hole pressures and increasing formation water being extracted. Over the past 18 months, an affiliate of Palm Acquisition Partners opened four wells to experiment with new oil lifting techniques. Since acquisition, IDC Palm Energy has opened an additional five wells and reconfigured the original four experimental wells creating a profitable oil production operation with the capacity to yield over 40 barrels of oil per day. The Cole B operation proves the viability of IDC Palm Energy's business strategy of acquiring and economically operating "stripper" wells (wells producing less than 15 barrels of oil per day) in the mid-continental United States. IDC Palm Energy has identified its next targeted purchase of close to 200 "stripper" wells in Oklahoma.




                                  Signatures
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGRATED DATA CORP.
                                          ---------------------
                                          (Registrant)

Date:  May 5, 2008                        By: /s/Abe Carmel
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                                              Abe Carmel
                                              Chief Executive Officer



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